Exhibit 4.8

EXECUTION VERSION

Joinder Agreement

HILTON ESCROW ISSUER LLC

HILTON ESCROW ISSUER CORP.

$1,000,000,000 of 4.250% Senior Notes due 2024

WHEREAS, Hilton Escrow Issuer LLC, a Delaware limited liability company (the “Escrow Issuer”), Hilton Escrow Issuer Corp., a Delaware corporation (the “Escrow Co-Issuer,” and together with the Issuer, the “Escrow Issuers”), and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Representative”), for itself and the other Initial Purchasers described in the Registration Rights Agreement referenced below (the “Initial Purchasers”), heretofore executed and delivered a Registration Rights Agreement, dated as of August 18, 2016 (the “Registration Rights Agreement”), pursuant to which each of the Escrow Issuers and the Guarantors agreed, under certain circumstances, to file a registration statement with the SEC registering an exchange offer for the Notes and/or the resale of the Escrow Issuers’ 4.250% Senior Notes due 2024 under the Securities Act; and

WHEREAS, in connection therewith, Hilton Worldwide Holdings Inc., a Delaware corporation (the “Company”), Hilton Domestic Operating Company Inc., a Delaware corporation (the “Surviving Issuer”) and each Subsidiary Guarantor (as defined in the Registration Rights Agreement) that was originally not a party thereto has agreed to join in the Registration Rights Agreement pursuant to this agreement (this “Joinder Agreement”) on the Completion Date.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Registration Rights Agreement.

NOW, THEREFORE, the Company, the Surviving Issuer and each Subsidiary Guarantor hereby agrees for the benefit of the Initial Purchasers, as follows:

1. Joinder. Each of the undersigned hereby acknowledges that it has received a copy of the Registration Rights Agreement and acknowledges and agrees with the Initial Purchasers that by its execution and delivery hereof it shall: (i) join and become a party to the Registration Rights Agreement; (ii) be bound by all covenants, agreements and acknowledgements applicable to the Company, the Surviving Issuer or a Subsidiary Guarantor, as applicable, in the Registration Rights Agreement as if made by, and with respect to, such party as set forth in and in accordance with the terms of the Registration Rights Agreement; and (iii) perform all obligations and duties of the Company, the Surviving Issuer, or a Subsidiary Guarantor, as applicable, in accordance with the Registration Rights Agreement.

2. Representations and Warranties. The undersigned hereby represents and warrants to and agrees with the Initial Purchasers that it has all requisite corporate, limited liability company or partnership power and authority to execute, deliver and perform its obligations under this Joinder Agreement and it has duly and validly taken all necessary action for the consummation of the transactions contemplated hereby and by the Registration Rights Agreement.

3. Counterparts. This Joinder Agreement may be executed in two or more counterparts each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page to this Joinder Agreement by telecopier, facsimile or other electronic transmission (i.e., a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof.

4. Amendments. No amendment, modification or waiver of any provision of this Joinder Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by all of the parties thereto.

5. Headings. The section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Joinder Agreement.

6. GOVERNING LAW. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Blank]

IN WITNESS WHEREOF, the undersigned has executed this agreement this 22nd day of September 2016.

COMPANY:

HILTON WORLDWIDE HOLDINGS INC.

By:	/s/ Sean M. Dell’Orto
	Name:	Sean M. Dell’Orto
	Title:	Senior Vice President and Treasurer

[Signature Page to Joinder to Registration Rights Agreement]

SURVIVING ISSUER:

HILTON DOMESTIC OPERATING COMPANY INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON WORLDWIDE FINANCE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

SUBSIDIARY GUARANTORS:

90210 BILTMORE MANAGEMENT, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

90210 DESERT RESORTS MANAGEMENT CO., LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

90210 GRAND WAILEA MANAGEMENT CO., LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

90210 LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

90210 MANAGEMENT COMPANY, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

ANDIAMO’S O’HARE, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

BALLY’S GRAND PROPERTY SUB I, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

BLUE BONNET SECURITY, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

CHESTERFIELD VILLAGE HOTEL, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

COMPRIS HOTEL LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

CONRAD INTERNATIONAL (BELGIUM) LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

CONRAD INTERNATIONAL (EGYPT) RESORTS CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

CONRAD INTERNATIONAL (INDONESIA) CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

CONRAD INTERNATIONAL INVESTMENT (JAKARTA) CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

CONRAD INTERNATIONAL MANAGE (CIS) LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

CONRAD MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DESTINATION RESORTS LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DOUBLETREE DTWC LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DOUBLETREE HOTEL SYSTEMS LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DOUBLETREE HOTELS LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DOUBLETREE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DOUBLETREE MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DT MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DT REAL ESTATE, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTM ATLANTA/LEGACY, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTM CAMBRIDGE, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTM COCONUT GROVE, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTM LARGO, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTM MARYLAND, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTM SANTA CLARA LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTM WALNUT CREEK, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTR FCH HOLDINGS, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTR PAH HOLDING, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTR SAN ANTONIO, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

DTR TM HOLDINGS, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EJP LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EMBASSY DEVELOPMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EMBASSY EQUITY DEVELOPMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EMBASSY MEMPHIS CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EMBASSY SUITES (ISLA VERDE), INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EMBASSY SUITES CLUB NO. 1, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EMBASSY SUITES CLUB NO. THREE, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EMBASSY SUITES CLUB NO. TWO, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EMBASSY SUITES MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EMBASSY SYRACUSE DEVELOPMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

EPAM CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

FLORIDA CONRAD INTERNATIONAL CORP.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

GRAND VACATIONS REALTY, LLC

By:	/s/ Mark Wang
	Name:	Mark Wang
	Title:	President

[Signature Page to Joinder to Registration Rights Agreement GRAND VACATIONS REALTY, LLC]

GRAND VACATIONS SERVICES LLC

By:	/s/ Mark Wang
	Name:	Mark Wang
	Title:	President

[Signature Page to Joinder to Registration Rights Agreement – GRAND VACATIONS SERVICES LLC]

GRAND VACATIONS TITLE, LLC

By:	/s/ Mark Wang
	Name:	Mark Wang
	Title:	President

[Signature Page to Joinder to Registration Rights Agreement – GRAND VACATIONS TITLE, LLC]

HAMPTON INNS LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HAMPTON INNS MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HAPEVILLE INVESTORS, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HHC BC ORLANDO, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HHC ONE PARK BOULEVARD, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HIC FIRST LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HIC GAMING CALIFORNIA, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HIC HOLDINGS LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HIC HOTELS U.S.A. LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HIC RACING CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HIC SAN PABLO LIMITED, INC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HIC SAN PABLO, L.P.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HIC SECOND LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON BEVERAGE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON CHICAGO BEVERAGE I LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON CHICAGO BEVERAGE II LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON CHICAGO BEVERAGE III LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON CHICAGO BEVERAGE IV LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON CORPORATE DIRECTOR LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON EL CON MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON EL CON OPERATOR LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON ELECTRONIC DISTRIBUTION SYSTEMS, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON FRANCHISE HOLDING LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON GARDEN INNS MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON GRAND VACATIONS CLUB, LLC

By:	/s/ Mark Wang
	Name:	Mark Wang
	Title:	President

[Signature Page to Joinder to Registration Rights Agreement – HILTON GRAND VACATIONS CLUB, LLC]

HILTON GRAND VACATIONS COMPANY, LLC

By:	/s/ Mark Wang
	Name:	Mark Wang
	Title:	President

[Signature Page to Joinder to Registration Rights Agreement – HILTON GRAND VACATIONS COMPANY, LLC]

HILTON GRAND VACATIONS FINANCING, LLC

By:	/s/ Mark Wang
	Name:	Mark Wang
	Title:	President

[Signature Page to Joinder to Registration Rights Agreement – HILTON GRAND VACATIONS FINANCING, LLC]

HILTON GRAND VACATIONS MANAGEMENT, LLC

By:	/s/ Mark Wang
	Name:	Mark Wang
	Title:	President

[Signature Page to Joinder to Registration Rights Agreement – HILTON GRAND VACATIONS MANAGEMENT, LLC]

HILTON HAWAII CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON HHONORS WORLDWIDE, L.L.C.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON HOLDINGS, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON HOSPITALITY, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON ILLINOIS, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON ILLINOIS HOLDINGS LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON INNS LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON INTERNATIONAL HOLDING LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON KINGSLAND 1, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON NEW JERSEY SERVICE CORP.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON OPB, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON ORLANDO PARTNERS III, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON RECREATION LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON RESORTS CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON RESORTS MARKETING CORP.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON SAN DIEGO LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON SPRING CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON SUPPLY MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON SYSTEMS SOLUTIONS, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON SYSTEMS, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON WORLDWIDE FINANCE CORP.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

PARK HOTELS & RESORTS INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON-OCCC HOTEL, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HILTON-OCCC MEZZ LENDER, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT AUDUBON LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT CA HILTON LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT CONRAD DOMESTIC LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT CONRAD GP LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT DOMESTIC JV HOLDINGS LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT DOMESTIC OWNER LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT ESP INTERNATIONAL FRANCHISE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT ESP INTERNATIONAL FRANCHISOR CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT ESP INTERNATIONAL MANAGE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT ESP INTERNATIONAL MANAGEMENT CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT ESP MANAGE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT EXISTING FRANCHISE HOLDING LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT FRANCHISE II BORROWER LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT HQ SPE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT HSM HOLDING LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT HSS HOLDING LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT JV ACQUISITION LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT LIFESTYLE INTERNATIONAL FRANCHISE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT LIFESTYLE INTERNATIONAL FRANCHISOR CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT LIFESTYLE INTERNATIONAL MANAGEMENT CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT LIFESTYLE INTERNATIONAL MANAGE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT LIFESTYLE MANAGE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT MEMPHIS DATA LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT O’HARE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT OPERATE DTWC LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT OWNED II HOLDING LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT OWNED II-A BORROWER LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HLT PALMER LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HOMEWOOD SUITES MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HOTEL CLUBS OF CORPORATE WOODS, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HOTELS STATLER COMPANY, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HIT HOTELS USA, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HPP INTERNATIONAL LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

HRC ISLANDER LLC

By:	/s/ Mark Wang
	Name:	Mark Wang
	Title:	President

[Signature Page to Joinder to Registration Rights Agreement – HRC ISLANDER LLC]

HTGV, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

INNVISION, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

INTERNATIONAL RIVERCENTER LESSEE L.L.C.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

LOCKWOOD PALMER HOUSE, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

MERITEX, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

PEACOCK ALLEY SERVICE COMPANY, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

POTTER’S BAR PALMER HOUSE, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

PROMUS HOTEL SERVICES, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

PROMUS HOTELS FLORIDA LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

PROMUS HOTELS LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

PROMUS HOTELS MINNEAPOLIS, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

PROMUS HOTELS PARENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

PROMUS OPERATING LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

PROMUS/KINGSTON DEVELOPMENT CORPORATION

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

SALC, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

SAMANTHA HOTEL LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

SUITE LIFE LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

TEX HOLDINGS, INC.

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

WALDORF=ASTORIA MANAGEMENT LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

WA COLLECTION INTERNATIONAL, LLC

By:	/s/ W. Steven Standefer
	Name:	W. Steven Standefer
	Title:	Senior Vice President

[Signature Page to Joinder to Registration Rights Agreement]

The foregoing Joinder Agreement is hereby confirmed and accepted by the Initial Purchasers as of the date first above written.

MERRILL LYNCH, PIERCE, FENNER & SMITH

                           INCORPORATED

Acting on behalf of itself and as the Representative of the several Initial Purchasers

By:	Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:	/s/ Anand Melvani
	Name:	Anand Melvani
	Title:	Managing Director

[Signature Page to Joinder to Registration Rights Agreement]